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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2000


                            ReliaStar Financial Corp.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-10640                    41-1620373
 ------------------------    ------------------------      -------------------
 (State of Incorporation)    (Commission file number)        (I.R.S. Employer
                                                            Identification No.)

                           20 Washington Avenue South
                          Minneapolis, Minnesota          55401
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               (Address of principal executive offices) (Zip Code)



                                 (612) 372-5432
                         -------------------------------
                         (Registrant's telephone number)




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Item 5.  Other Events

     On April 27, 2000, ReliaStar Financial Corp. announced its earnings for the three months ending March 31, 2000. A copy of the press release and letter to the investment community which discuss these matters are filed as exhibits to, and incorporated by reference in, this report.

Item 7.  Financial Statements and Exhibits.

Exhibit
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99 (a)  Press Release, dated April 27, 2000.
99 (b)  Letter to the Investment Community, dated April 27, 2000.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RELIASTAR FINANCIAL CORP.


Date:    April 28, 2000             By: /s/ Richard R. Crowl
                                        ---------------------------------------
                                        Richard R. Crowl, Senior Vice President,
                                        General Counsel, and Secretary